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UBS S&P 500 Index Fund

Supplement to the prospectus dated September 28, 2006

July 16, 2007

Dear Investor,

The purpose of this  supplement is to update  information  regarding UBS S&P 500
Index Fund ("the Fund").

The Fund will  cease  offering  Class B shares  (with  exceptions  for  existing shareholders  for  exchanges or  reinvesting  dividends),  effective on or about
October 1, 2007. New or additional  investments  into Class B shares,  including investments  through an automatic  investment  plan, will not be permitted after
September 28, 2007. Existing shareholders of Class B shares may: (i) continue as
Class B shareholders; (ii) continue to reinvest dividends and distributions into
Class B shares;  and (iii)  exchange  their Class B shares for Class B shares of other  series of the UBS Family of Funds,  as  permitted  by  existing  exchange privileges. For Class B shares outstanding on October 1, 2007 and Class B shares acquired upon  reinvestment of dividends or distributions  or through  exchanges after  September 28, 2007,  Class B share  attributes,  including the associated
Rule 12b-1 plan service and distribution fees, contingent deferred sales charges and conversion features, as applicable, will continue.

PLEASE  BE  SURE  TO  RETAIN  THIS  IMPORTANT   INFORMATION  WITH  YOUR  CURRENT
PROSPECTUS.

Item # ZS313